Supplement to Institutional Prospectus
Dated November 3, 2008 for
The Hirtle Callaghan Trust
The date of this Supplement is October 28, 2009
THIS SUPPLEMENT SUPERSEDES ALL PREVIOUS SUPPLEMENTS.
The Institutional Value Equity Portfolio. Pursuant to a Fee Waiver Agreement dated October 16, 2009, AllianceBernstein L.P. (“AllianceBernstein”), a Specialist Manager for the Institutional Value Equity Portfolio (the “Portfolio”), has contractually agreed to waive that portion of the fee to which it is entitled that exceeds 0.25% of the average daily net assets of the Portfolio allocated to AllianceBernstein (on annualized basis), for the period October 1, 2009 to December 31, 2010. The following replaces the Annual Operating Expenses table for the Portfolio found on page 5 of the Prospectus:

Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fee(a)	0.34%
Other Expenses	0.11%

Total Portfolio
Operating Expenses(b)	0.45%

Fee Waivers(c)	(0.05)%

Net Total Portfolio
Operating Expenses	0.40%
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. While Other Expenses remain the same over the periods listed below, the Net Total Annual Portfolio Operating Expenses increase to 0.45% after Year 1, which reflects the elimination of contractual fee waivers with respect to AllianceBernstein. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$41
3 Years	$128
5 Years	$224
10 Years	$505

(a)	Figures shown reflect the allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an initial allocation of assets of 40% to AllianceBernstein, 19% to PIMCO, 25% to ICAP and 16% to SSgA FM. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

(c)	For the period October 1, 2009 to December 31, 2010, AllianceBernstein has contractually agreed to waive that portion of the fee to which it is entitled that exceeds 0.25% of the average daily net assets of that portion of the Portfolio allocated to AllianceBernstein.
The Institutional Small Capitalization Equity Portfolio. Effective October 19, 2009 Geewax & Partners LLC (“Geewax”) was terminated as a Specialist Manager for the Portfolio. All references to Geewax are hereby deleted from this Prospectus.
The Institutional Small Capitalization Equity Portfolio. (From Supplement Dated September 14, 2009) Portfolio management agreements between each of Pzena Investment Management, LLC (“Pzena”) and SSgA Funds Management, Inc. (“SSgA FM”) and The Hirtle Callaghan Trust (the “Trust”) on behalf of The Institutional Small Capitalization Equity Portfolio (the “Portfolio”) were approved by the Board of Trustees of the Trust on July 28, 2009, and by the shareholders of the Portfolio on August 27, 2009. Effective August 28, 2009 Pzena and SSgA FM became additional Specialist Managers for the Portfolio.
1.	The following replaces the first paragraph of the section of the Prospectus, entitled “Specialist Managers,” found on page 9 (all other information remains unchanged):
Specialist Managers. A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment.
Supplement to Institutional Prospectus for The Hirtle Callaghan Trust

Frontier Capital Management Company, LLC (“Frontier”), Geewax & Partners, LLC (“Geewax”), IronBridge Capital Management LP (“IronBridge”), Mellon Capital Management Corporation (“Mellon Capital”) (formerly, Franklin Portfolio Associates LLC), Pzena Investment Management, LLC (“Pzena”), and Sterling Johnston Capital Management, L.P. (“Sterling Johnston”), are currently responsible for implementing the active component of the Portfolio’s investment strategy. The remaining portion of the Portfolio is managed using a “passive” or “index” investment approach in that is designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index (see “Management of the Trust,” included later in this Prospectus). SSgA FM is currently responsible for implementing this component of the Portfolio’s investment strategy. Further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated among them appears in the “Specialist Manager Guide” included later in this Prospectus.
2.	The following supplements the “Specialist Managers” section of the Prospectus for the Portfolio:

The Pzena Investment Selection Process	Pzena’s investment philosophy is classic value. Pzena seeks to buy good businesses at low prices. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power and applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. Pzena includes companies in a portfolio only when all five of the following criteria are met (1) the current valuation is low compared to the company’s normalized earnings power (2) current earnings are below historic norms (3) Pzena judges that the problems are temporary, (4) management has a viable strategy to generate earnings recovery, and (5) there is meaningful downside protection in case the earnings recovery does not materialize.

The SSgA FM Investment Selection Process	In selecting investments for that portion of the Portfolio allocated to it, SSgA FM adheres to a “passive” or “indexing” investment approach that is designed to replicate the composition of one or more different segments of the Russell 2000® small capitalization universe (i.e. small capitalization value and small capitalization growth segments). The allocation of assets to these various segments of the Russell 2000® universe will be determined by Hirtle Callaghan. The Russell 2000® Indices are unmanaged, market cap-weighted indices, which are reviewed and reconstituted each year. Further information about the Russell 2000® Indices appears later in this Prospectus under the heading “Investment Risks and Strategies — About Benchmarks and Index Investing.”
3.	The following replaces the Annual Operating Expense table for the Portfolio found on page 11 of the Prospectus:

Annual Operating Expenses (Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fee(a)	0.71%
Other Expenses	0.10%

Total Portfolio
Operating Expenses(b)	0.81%
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$83
3 Years	$259

(a)	Figures shown reflect the allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio currently has seven Specialist Managers under contract to provide portfolio management services, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures reflect an anticipated allocation of assets of 25% IronBridge, 20% Frontier, 20% to SSgA FM, 20% Sterling Johnston, and 15% Pzena. Hirtle Callaghan expects that the Portfolio’s allocations to Mellon Capital and Geewax will be reduced to a de minimus level or eliminated over time. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Statement of Additional Information.
Supplement to Institutional Prospectus for The Hirtle Callaghan Trust

(b)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.
4.	(a) The following is an addition to the Specialist Manager Guide beginning on page 54 of the Prospectus:
Pzena Investment Management, LLC (“Pzena”) serves as a Specialist Manager for The Institutional Small Capitalization Equity Portfolio. Pzena is an investment adviser registered with the SEC pursuant to the Investment Advisers Act. Its headquarters are located at 120 West 45th Street, 20th Floor, New York, New York 10036. Pzena Investment Management Inc., a publicly traded company, is the sole managing member of Pzena. The address of Pzena Investment Management, Inc.’s headquarters is 120 West 45th Street, 20th Floor, New York, New York 10036.
Richard Pzena, John Goetz and Benjamin Silver are primarily responsible for the day-to-day management of that portion of the assets of Portfolio allocated to Pzena. Mr. Pzena is the founder and Co-Chief Investment Officer of Pzena, as well as being the Co-Portfolio Manager on each of Pzena’s domestic investment strategies and a member of Pzena’s executive committee. Mr. Pzena formed Pzena in 1995. Mr. Goetz is a Managing Principal, Co-Chief Investment Officer and Portfolio Manager at Pzena, as well as being the Co-Portfolio Manager on each of Pzena’s domestic investment strategies and a member of Pzena’s executive committee. Mr. Goetz joined Pzena in 1996. Mr. Silver is a Principal, Co-Director of Research and Portfolio Management of Small Cap Value at Pzena. Mr. Silver joined Pzena in 2001.
For its services to the Portfolio, Pzena receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 1.00%. As of June 30, 2009, Pzena had total assets under management of approximately $10.8 billion of which approximately $3.8 billion consisted of mutual fund assets.
(b)	The following replaces the first four paragraphs with respect to SSgA FM in the Specialist Manager Guide:
SSgA Funds Management, Inc. (“SSgA FM”) currently serves as a Specialist Manager for The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Institutional Small Capitalization Equity Portfolio and The Emerging Markets Portfolio. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. As of June 30, 2009, SSgA FM had over $141.3 billion in assets under management. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $1.56 trillion under management as of June 30, 2009, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.
For its services to The Institutional Value Equity and Institutional Growth Equity Portfolios, SSgA FM receives an annual fee of 0.04% of that portion of each Portfolio’s assets allocated to it. For its services to The Institutional Small Capitalization Equity Portfolio, SSgA FM receives an annual fee of 0.04% (subject to a minimum annual fee of $50,000), of that portion of that Portfolio’s assets allocated to it. SSgA FM manages the assets allocated to it in accordance with an index (passive) strategy and uses a team approach in implementing this program. The members of this team involved in the day to day management of the portion of The Institutional Value Equity, Institutional Growth Equity and Institutional Small Capitalization Equity Portfolios allocated to SSgA FM are: Kristin Carcio, and John Tucker, CFA.
Kristin Carcio. Ms. Carcio joined the firm in 2006 and is a Principal at State Street Global Advisors and SSgA FM. Ms. Carcio is a Portfolio Manager in the firm’s Global Structured Products Team responsible for the management of several strategies. From 2000-2006, Ms. Carcio worked in the fixed income research group at Loomis, Sayles & Company, where she was responsible for the analysis of ABS and CMBS. She received a Bachelor of Science degree in Business Administration from the University of Richmond and a MBA from Boston College.
John Tucker, CFA. Mr. Tucker joined the firm in 1988 and is a Managing Director of SSgA, Head of U.S. Equity Markets in the Global Structured Products Group and a Principal of SSgA FM. Mr. Tucker is responsible for overseeing the management of all U.S. Equity index strategies and Exchange Traded Funds. He is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in our second largest investment center. Prior to joining the investment management group, he was the Operations Manager for SSgA’s International Structured Products group, where he was responsible for the operations staff and functions. Mr. Tucker received a BA in Economics from Trinity College and a MS in Finance from Boston College. He has also
Supplement to Institutional Prospectus for The Hirtle Callaghan Trust

earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.
The Real Estate Securities Portfolio. (From Supplement Dated September 14, 2009) The following paragraph replaces the last paragraph in the “Specialist Manager Guide” section of the Prospectus with respect to Wellington Investment Management Company, LLP (“Wellington”) (all other information with respect to Wellington remains unchanged):
For its services to the Portfolio, Wellington Management receives a fee, payable monthly, at an annual rate of 0.75% of the average daily net assets on the first $50 million of the Combined Assets allocated to Wellington Management and 0.65% on assets over $50 million of Combined Assets. Combined Assets shall mean the sum of (a) the net assets of The Real Estate Securities Portfolio allocated to Wellington and (b) the net assets for clients of Hirtle Callaghan managed by Wellington within the same strategy.
The Institutional Value Equity Portfolio. (From Supplement Dated September 14, 2009) Effective immediately, Messrs. David Yuen and Gerry Paul have replaced Mr. John Mahedy as the portfolio managers responsible for the day-to-day management of the portion of The Institutional Value Equity Portfolio allocated to AllianceBernstein L.P. (“AllianceBernstein”). The following replaces the second paragraph under the section of the Specialist Manager Guide for AllianceBernstein:
Mr. Yuen was appointed Co-Chief Investment Officer (“CIO”) of U.S. Large Cap Equities in 2009 and Director of Research — U.S. Large Cap Value in early 2008. Prior to this appointment, Mr. Yuen was Director of Research — Emerging Markets Value, from August of 2002 to early 2008. Mr. Yuen joined Bernstein in 1998 as a research analyst covering the global retailing industry. Mr. Yuen received a BS degree in Operations Research from Columbia University’s School of Engineering in 1986. Mr. Paul was appointed CIO of the North American Value Equity Investment Policy Group and Co-CIO of U.S. Large Cap Equities in 2009. Prior to this appointment, Mr. Paul was the Global Head of Diversified Value Services, CIO—Advanced Value Fund, CIO—Small and Mid-Capitalization, and Co-CIO—Real Estate Investments. Mr. Paul joined Bernstein in 1987 as a research analyst covering the automotive industry. He earned a BS from the University of Arizona and an MS from the Sloan School of Management of the Massachusetts Institute of Technology.
The Institutional Value Equity Portfolio. (From Supplement Dated July 30, 2009) Effective immediately, Marilyn G. Fedak, CFA is no longer co-managing that portion of The Institutional Value Equity Portfolio allocated to AllianceBernstein L.P. All references to Ms. Fedak are hereby deleted from this Prospectus.
The Institutional International Equity Portfolio. (From Supplement Dated July 30, 2009) The following supplements the section in the “Specialist Manager Guide” with respect to Artisan Partners Limited Partnership (“Artisan”), an investment subadviser (“Specialist Manager”) for The Institutional International Equity Portfolio (the “Portfolio”) (all other information remains unchanged):
Prior to June 10, 2009, Artisan Partners Holdings LP (formerly known as Artisan Partners Limited Partnership) (“Artisan Holdings”), a Specialist Manager to the Portfolio: (i) organized a new, wholly-owned operating subsidiary under the laws of the State of Delaware; and (ii) effective June 8, 2009, transferred substantially all of its assets and liabilities to the new operating subsidiary. Also on June 8, 2009, the new operating subsidiary took on the name Artisan Partners Limited Partnership. As of June 10, 2009, the new operating subsidiary began providing investment subadvisory services to the Trust and the Portfolio under that name. These transactions were undertaken to provide the Specialist Manager with a more flexible organizational structure and did not result in any substantive change in the nature or quality of the services provided to the Trust or in the Specialist Manager personnel who deliver these services. The Board of Trustees met on June 9, 2009 and approved the transition of the advisory agreement pursuant to which the services are provided from Artisan Holdings to the new operating subsidiary.
Supplement to Institutional Prospectus for The Hirtle Callaghan Trust

The Fixed Income Portfolio. (From Supplement Dated July 30, 2009) Effective immediately, Michael Degernes is a member of the Aberdeen Asset Management Inc. (“Aberdeen”) portfolio mangement team that is primarily responsible for the day-to-day management of The Fixed Income Portfolio. The following supplements the information about the Aberdeen investment professionals on page 51 of “The Specialist Manager Guide” section of the prospectus:
Mr. Degernes is a Portfolio Manager and has been with the firm (including its predecessor companies) since 2004. Mr. Degernes holds an MS from University of California, Davis and has over 29 years in the investment management industry.
The Fixed Income II Portfolio. (From Supplement Dated July 30, 2009) Effective immediately, Messrs. Scott Amero and Andrew J. Phillips are no longer part of the portfolio management team for BlackRock Financial Management, Inc. (“BlackRock”), the Specialist Manager for The Fixed Income II Portfolio (the “Portfolio”). Messrs. Curtis Arledge and Matthew Marra are responsible for the day-to-day management of the Portfolio. The following replaces the second paragraph under the section of the Specialist Manager Guide for BlackRock:
The fund management team is led by a team of investment professionals at BlackRock, including the following individuals who are jointly and primarily responsible for making day-to-day investment decisions: Curtis Arledge, Managing Director of BlackRock since 2008 and Matthew Marra, Managing Director of BlackRock since 2006 and co-manager of the Portfolio since 2008. Mr. Arledge is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group and a member of BlackRock’s Leadership Committee. Prior to rejoining BlackRock, Mr. Arledge was with Wachovia Corporation for 12 years, most recently as Global Head of the Fixed Income Division and a member of the Corporate and Investment Bank’s (CIB) Executive and CIB Risk/Return Committees. Mr. Marra is a member of the US Bonds Portfolio Team within BlackRock’s Fixed Income Portfolio Management Group. He joined the firm in 1995. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.
The Institutional Value Equity and Institutional Growth Equity Portfolios. (From Supplement Dated December 16, 2008) As set forth in the Prospectus and Statement of Additional Information, The Institutional Value Equity and Institutional Growth Equity Portfolios each invest primarily (i.e., at least 80% of its assets) in a diversified portfolio of equity securities. As of the date of this Supplement, the Portfolios are including the value of option or futures contracts, exchange-traded funds and similar instruments in this requirement provided that the economic characteristics of these instruments meet those of ‘equity securities.’ Consistent with their respective investment styles, each Portfolio’s Specialist Managers may use instruments including option or futures contracts, exchange-traded funds and similar instruments in order to pursue their investment objectives, gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests. In accordance with applicable interpretations of the SEC, such derivative instruments may be included in the 80% basket if these instruments have economic characteristics similar to the securities included in that basket. Up to 20% of the total assets of the actively managed portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks, fixed income securities or bonds that are convertible into common stock. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies.
In executing the above, The Institutional Value Equity and Institutional Growth Equity Portfolios may need to commit greater than 5% of their respective net assets to margin deposits on futures contracts and premiums for options on futures contracts. Thus the following replaces second sentence in the third paragraph of the “About Hedging Strategies” section on page 39 of the Prospectus:
With the exception of The Institutional Value Equity and Institutional Growth Equity Portfolios, a Portfolio may not commit more than 5% of its net assets to margin deposits on futures contracts and premiums for options on futures contracts.
Several portfolio management agreements between The Hirtle Callaghan Trust and certain Specialist Managers on behalf of The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio (“Portfolios”) were approved by the Board of Trustees on October 16, 2008, and by the shareholders of each of the Portfolios on December 5, 2008. The agreements with respect to The Institutional Value Equity Portfolio were between the Trust and AllianceBernstein L.P. (“AllianceBernstein”) and the Trust and Pacific Investment Management Company LLC (“PIMCO”). The agreement with respect to The Institutional Growth Equity Portfolio was between the Trust and PIMCO. Effective December 5, 2008 AllianceBernstein became an
Supplement to Institutional Prospectus for The Hirtle Callaghan Trust

additional Specialist Manager for The Institutional Value Equity Portfolio and PIMCO became an additional Specialist Manager for The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio.
(From Supplement Dated December 22, 2008) Effective December 19, 2008 J.S. Asset Management LLC (“JSAM”) was terminated as a Specialist Manager for The Institutional Value Equity Portfolio.
The following changes relate to The Institutional Value Equity Portfolio:
1.	The following are additions to the “Specialist Managers” section of the Prospectus for the Portfolio:

The AllianceBernstein Investment Selection Process:	All AllianceBernstein products and services are managed in accordance with the firm’s value-oriented philosophy across all geographies and markets. AllianceBernstein uses its deep fundamental research capabilities in seeking to distinguish companies that are undergoing temporary stress from those that deserve their depressed valuations, and the firm seeks to exploit mispricings created by investor overreaction. The stock selection process for the Portfolio is research-driven and bottom-up, and relies on a unique integration of fundamental and quantitative research. AllianceBernstein begins with a universe of approximately 650 large cap US companies screened from the S&P 500 and Russell 1000 Value® Indices by its proprietary quantitative expected-return model. The firm’s team of fundamental analysts then develops explicit five-year forecasts of normalized earnings power, free cash flow, and balance-sheet strength for the stocks with the most attractive return prospects. The US Value Investment Policy Group (IPG), consisting of Chief Investment Officers and Directors of Research, reviews the analysts’ forecasts to ensure that they are consistent and robust. The IPG ultimately selects stocks for the construction of a model portfolio, which individual portfolio managers implement to meet fund-specific parameters.

The PIMCO Investment Selection Process:	PIMCO employs an investment approach typically referred to as an enhanced-index strategy to attempt to outperform the S&P 500 Index (the “Index”), a widely used measure of the U.S. stock market. PIMCO generally invests in S&P 500 Index linked derivatives, such as futures contracts, which provide passive exposure to the return of the Index. It then fully collateralizes this exposure with an actively managed, short duration portfolio of fixed-income securities that offers the potential for excess returns relative to the Index. While most of the performance is driven by the passive stock exposure, PIMCO’s active management of the underlying bond collateral seeks to add incremental return above that of the Index.

PIMCO’s strategies aim to capture additional yield and return afforded by certain structural bond market inefficiencies including the term premium, credit premium, liquidity premium and volatility premium. In addition to the capture of structural sources of return, active management across global fixed income markets is also another source of potential excess return in the PIMCO strategies. These active management strategies include (but are not limited to) sector/issue selection, quantitative analysis, yield curve/duration management, relative value strategies, credit strategies and cost-effective trading.
Supplement to Institutional Prospectus for The Hirtle Callaghan Trust

2.	The following replaces the Annual Operating Expense table for the Portfolio found on page 6 of the Prospectus :

Annual Operating Expenses (Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fee(a)	0.34%
Other Expenses	0.11%

Total Portfolio
Operating Expenses(b)	0.45%
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$46
3 Years	$144

(a)	Figures shown reflect the allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an initial allocation of assets of 40% to AllianceBernstein, 19% to PIMCO, 25% to ICAP and 16% to SSgA FM. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.
The following changes relate to The Institutional Growth Equity Portfolio:
1.	The following is an addition to the “Specialist Managers” section of the Prospectus for the Portfolio:

The PIMCO Investment Selection Process:	PIMCO employs an investment approach typically referred to as an enhanced-index strategy to attempt to outperform the S&P 500 Index (the “Index”), a widely used measure of the U.S. stock market. PIMCO generally invests in S&P 500 Index linked derivatives, such as futures contracts, which provide passive exposure to the return of the Index. It then fully collateralizes this exposure with an actively managed, short duration portfolio of fixed-income securities that offers the potential for excess returns relative to the Index.

While most of the performance is driven by the passive stock exposure, PIMCO’s active management of the underlying bond collateral seeks to add incremental return above that of the Index.

PIMCO’s strategies aim to capture additional yield and return afforded by certain structural bond market inefficiencies including the term premium, credit premium, liquidity premium and volatility premium. In addition to the capture of structural sources of return, active management across global fixed income markets is also another source of potential excess return in the PIMCO strategies. These active management strategies include (but are not limited to) sector/issue selection, quantitative analysis, yield curve/duration management, relative value strategies, credit strategies and cost-effective trading.
Supplement to Institutional Prospectus for The Hirtle Callaghan Trust

2.	The following replaces the Annual Operating Expense table for the Portfolio found on page 9 of the Prospectus:

Annual Operating Expenses (Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fee(a)	0.23%
Other Expenses	0.09%

Total Portfolio
Operating Expenses(b)	0.32%
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$33
3 Years	$103

(a)	Figures shown reflect the allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an initial allocation of assets of 19% to PIMCO, 40% to Jennison, 35% to SGA and 6% to SSgA FM. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.
The following are additions to the Specialist Manager Guide beginning on page 51 of the Prospectus:
AllianceBernstein L.P. (“AllianceBernstein”) serves as a Specialist Manager for The Institutional Value Equity Portfolio. AllianceBernstein is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 1345 Avenue of the Americas, New York, NY, 10105. For its services under this Agreement with respect to the portion of the Portfolio allocated to AllianceBernstein from time to time (“AllianceBernstein Account”), AllianceBernstein shall receive a fee calculated at an annual rate and payable monthly in arrears of 0.38% of the average daily net assets of the first $300 million of the Combined Assets (as defined below). On Combined Assets over $300 million, the fee shall be at the annual rate of 0.37% of the Combined Assets. In the event Combined Assets are less than $300 million one year following the initial funded value of the AllianceBernstein Account, other than as a result of market movement, the fee payable in respect of the Combined Assets shall revert to 0.90% on the first $15 million, 0.50% on the next $35 million and 0.40% on the balance until such time as Combined Assets exceed $300 million. For purposes of calculating fees, the term “Combined Assets” shall mean the sum of: (a) the net assets in the AllianceBernstein Account; and (b) the net assets of The Value Equity Portfolio managed by AllianceBernstein, and (c) other assets managed by AllianceBernstein for clients of Hirtle Callaghan. As of September 30, 2008, AllianceBernstein had total assets under management of approximately $590 billion, of which approximately $43,556 million represented assets of institutional mutual/commingled funds.
(Revised with Supplement dated July 30, 2009) John P. Mahedy, CPA has primary responsibility for the day-to-day management of the portion of the Portfolio allocated to AllianceBernstein. Mr. Mahedy is Co-Chief Investment Officer—US Value Equities. He has been with the firm for over five years. He earned a BS and an MBA from New York University.
Pacific Management Investment Company LLC (“PIMCO”) serves as a Specialist Manager for The Institutional Value Equity and Institutional Growth Equity Portfolios. PIMCO is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660. For its services to each Portfolio, PIMCO receives an annual fee of 0.25% of that portion of each Portfolio’s assets allocated to PIMCO from time to time. Saumil Parikh, Executive Vice President and senior portfolio manager in the Newport Beach office, is primarily responsible for the day-to-day management of each Portfolio’s assets. Mr. Parikh specializes in global, mortgage and short-term bond portfolios. Prior to joining PIMCO in 2000, he was a U.S. market economist and strategist with UBS Warburg. He has 10 years of investment experience and holds undergraduate degrees in economics and biology from Grinnell College. As of September 30, 2008, PIMCO had total assets under management of approximately $790 billion, of which approximately $307 million represented assets of mutual funds.
Supplement to Institutional Prospectus for The Hirtle Callaghan Trust

All other information related to the Portfolios, including the names of those additional individuals responsible for the day-to-day management of the Portfolios and fees payable by the Portfolios, is unchanged.
The Fixed Income Opportunity Portfolio. (From Supplement Dated March 20, 2009) As set forth in the Prospectus and Statement of Additional Information, The Fixed Income Opportunity Portfolio currently invests in a variety of investments, including foreign fixed income securities, convertible bonds, preferred stocks, treasury inflation bonds, loan participations and fixed and floating rate loans. As of March 20, 2009, the Portfolio is increasing the amount of its assets that may be committed to any one of these particular investments to up to 20% of the Portfolio’s net assets. The following replaces the first paragraph under “Principal Investment Strategies” on page 30 of the Prospectus:
Principal Investment Strategies. A principal investment strategy of the Portfolio is to invest in high yield securities (sometimes referred to as “junk bonds”). Under normal circumstances, at least 50% of the Portfolio’s assets will be invested in junk bonds. These securities are fixed income securities that are rated below the fourth highest category assigned by one of the major independent rating agencies or are, in the view of the Specialist Manager, deemed to be of comparable quality. Junk bonds are considered speculative securities and are subject to the risks noted below and more fully discussed later in this Prospectus and in the Trust’s Statement of Additional Information. The Portfolio does not generally purchase “distressed” securities. The Portfolio may also acquire other high-yield securities, as indicated in the table of permissible investments set forth in the Statement of Additional Information. Such securities may include: collateralized loan obligations (CLOs), collateralized bond obligations (CBOs) and collateralized debt obligations (CDOs) (expected to be limited to less than 15% of the Portfolio); agency and non-agency mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities and asset-backed securities, REITs, foreign fixed income securities, convertible bonds, preferred stocks, treasury inflation bonds, loan participations, swaps and fixed and floating rate loans.
The following is hereby added to the “Principal Investment Risks” section on page 31:
Loan Participation Risks. Loan participations typically will result in a Portfolio having a contractual relationship only with the lender, not with the borrower. In connection with purchasing loan participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. A Portfolio may have difficulty disposing of loan participations as the market for such instruments is not highly liquid.
Floating Rate Loans Risks. The risks associated with floating rate loans are similar to the risks of below investment grade securities. Additionally, to the extent that the Portfolio invests in senior loans to non-U.S. borrowers, the Portfolio may be subject to the risks associated with any foreign investments (summarized below). Further, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Difficulty in selling a floating rate loan may result in a loss.
The Following is hereby added to “Investment Risks and Strategies — About Fixed income Securities” on page 37:
Floating Rate Loans and Loan Participations. The Fixed Income Opportunity Portfolio may invest in floating rate loans and loan participations. These instruments — which include first and second lien senior floating rate loans and other floating rate debt securities — generally consist of loans made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates on these loans are most often floating, not fixed, and are tied to a benchmark lending rate (such as the London Interbank Offered Rate or “LIBOR”). Additionally, to the extent that the Portfolio invests in senior loans to non-U.S. borrowers, the Portfolio may be subject to the risks associated with any foreign investments (summarized below). The Portfolio may also acquire junior debt securities or securities with a lien on collateral lower than a senior claim on collateral. The risks associated with floating rate loans are similar to the risks of below investment grade securities. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Difficulty in selling a floating rate loan may result in a loss. Borrowers may pay back principal before the schedule due date when interest rates decline, which may require
Supplement to Institutional Prospectus for The Hirtle Callaghan Trust

the Portfolio to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Portfolio may also invest in loan participations, by which the Portfolio has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution or lending syndicate) that has a direct contractual relationship with a borrower. Absent a direct contractual relationship with the borrower, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Portfolio may not benefit directly from any collateral supporting the underlying loan. As a result, the Portfolio may be exposed to the credit risk of both the borrower and the intermediary offering the participation. The Portfolio may have difficulty disposing of loan participations as the market for such instruments is not highly liquid and may have limited or no right to vote on changes that may be made to the underlying loan agreement. The Portfolio may also purchase loan assignments from an agent bank or other member of a lending syndicate. Such investments may involved risks in addition to those noted above, for example, if a loan is foreclosed, the Portfolio could become part owner of any collateral and would bear the costs and liability associated with such ownership
The Fixed Income Portfolio. (From Supplement Dated February 18, 2009) Effective February 18, 2009, Messrs. Gary Bartlett, Warren Davis, and Thomas Flaherty of Aberdeen Asset Management Inc. (‘Aberdeen’) will no longer be responsible for the day-to-day management of the Portfolio. Messrs. J. Christopher Gagnier, Keith Bachman, Oliver Boulind, Edward Grant, Neil Moriarty, Daniel Taylor, and Timothy Vile, each of whom is a Senior Portfolio Manager, are primarily responsible for day-to-day management of this Portfolio’s assets. The following replaces the information about the Aberdeen investment professionals on page 51 of “The Specialist Manager Guide” section of the prospectus:
Mr. Gagnier is Aberdeen’s Head of Investments as well as a Senior Portfolio Manager and has been with the firm (including its predecessor companies) since 1997. Mr. Gagnier holds an MBA from University of Chicago and has over 29 years in the investment management industry. Mr. Bachman has been with the firm since 2007. Prior to joining Aberdeen, Mr. Bachman was a High Yield Analyst/Portfolio Manager with Deutsche Asset Management from 2002-2006 and from 2006 – 2007 he was Director of Credit Research at Stone Tower Capital. Mr. Bachman holds an MBA from Columbia University, with over 19 years in the investment management industry. Mr. Boulind has been with the firm since 2008. Prior to joining the firm, Mr. Boulind was a Research Team Leader at AllianceBernstein L.P. from June 2004 to February 2008 and from April 2001 to June 2004 he was a High Yield Analyst with Invesco Ltd. Mr. Boulind holds an MBA from Dartmouth College and has over 16 years experience in the investment management industry. Mr. Grant has been with the firm (including its predecessor companies) since 2002. Mr. Grant holds an MBA from Widener University and has over 21 years in the investment management industry. Mr. Moriarty has been with the firm (or its predecessor companies) since 2002. Mr. Moriarty holds a BA from University of Massachusetts and has over 20 years in the investment management industry. Mr. Taylor has been with the firm (including its predecessor companies) since 1998. Mr. Taylor holds a BS from Villanova University, is a Chartered Financial Analyst and has over 17 years in the investment management industry. Mr. Vile has been with the firm (including its predecessor companies) since 1991. Mr. Vile holds a BS from Susquehanna University, is a Chartered Financial Analyst with over 24 years in the investment management industry.
The Institutional Small Capitalization Equity Portfolio. (From Supplement Dated January 29, 2009) Effective January 1, 2009 the merger of Franklin Portfolio Associates (“FPA”), a Specialist Manager for The Institutional Small Capitalization Equity Portfolio and Mellon Capital Management Corporation (“Mellon Capital”) was completed. Mellon Capital has continued to provide portfolio management services to the Portfolio in accordance with the terms of the Portfolio Management Agreement between Franklin Portfolio Associates and The Hirtle Callaghan Trust. Before the transaction, both FPA and Mellon Capital were wholly-owned indirect subsidiaries of The Bank of New York Mellon Corporation (“BNY-Mellon”). The transaction did not, however, result in any substantive change in the nature or quality of the services provided to the Portfolio under the Agreement or the personnel who deliver these services and Mellon Capital continues to be an indirect, wholly-owned subsidiary of BNY-Mellon. All references to Franklin Portfolio Associates are hereby replaced with Mellon Capital.
The Fixed Income and Fixed Income II Portfolios. (From Supplement Dated December 16, 2008) Effective November, 2008 the name of the Lehman Brothers index used by each Portfolio as its benchmark index changed from the Lehman Aggregate Bond Index to the Barclays Capital Aggregate Bond Index. All other information with respect to this index remains unchanged.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Institutional Prospectus for The Hirtle Callaghan Trust